Exhibit 10.1
EQUITY DISTRIBUTION PROGRAM
Amendment No. 1 to Distribution Agreement
August 9, 2010
Knight Capital Markets LLC
405 Lexington Avenue
New York, New York 10174
Ladies and Gentlemen:
Reference is made to Distribution Agreement dated February 2, 2010 (the “Distribution Agreement”) between Knight Capital Markets LLC (the “KCM”) and Rentech, Inc., a Colorado corporation (the “Company”), pursuant to which the Company will sell through the Agent, as sales agent, up to an aggregate number of shares of the Company’s common stock, $0.01 par value per share (the “Shares”), having an aggregate gross sales price of up to $50,000,000. All capitalized terms used herein and not otherwise defined shall have the respective meanings assigned to them in the Distribution Agreement. The original Termination Date in the Distribution Agreement is August 2, 2010, and KCM and the Company desire to extend the Termination Date to February 2, 2011. Therefore, the Distribution Agreement is hereby amended by this Amendment No 1 thereto as follows:
1.	The date in the definition of “Prospectus Supplement” in the second paragraph of the Distribution Agreement is amended to be August 9, 2010.

2.	The date set forth in Section 1(a)(x) of the Distribution Agreement is amended to be February 2, 2011.

3.	The first sentence of the Transaction Notice attached as Exhibit A to the Distribution Agreement is amended to add “as amended” before “(the “Agreement”) at the end thereof.

4.	In all other respects, the Distribution Agreement remains in full force and effect.
If the foregoing correctly sets forth the understanding among the Company and KCM, please so indicate in the space provided below for the purpose, whereupon this letter and your acceptance shall constitute a binding agreement between the Company and KCM.

Very truly yours, RENTECH, INC.
By:	/s/ Colin Morris
	Name:	Colin Morris
	Title:	Vice President and General Counsel

Accepted and agreed to as of the
date first above written:
KNIGHT CAPITAL MARKETS LLC

By:	/s/ Harry Wong Name: Harry Wong
Title: Managing Director